EXHIBIT 32


                              CERTIFICATION OF THE

           PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Paul D. Hamm, the Chief Executive Officer of Endavo Media and Communications, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Endavo Media and Communications, Inc. on Form 10-KSB for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Endavo Media and Communications, Inc.



Date: April 17, 2006                        /s/  Paul D. Hamm
                                            ------------------------------------
                                                 Paul D. Hamm
                                                 Chief Executive Officer



I, Paul D. Hamm, the acting Chief Financial Officer of Endavo Media and Communications, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Endavo Media and Communications, Inc. on Form 10-KSB for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Endavo Media and Communications, Inc.



Date: April 17, 2006                        /s/  Paul D. Hamm
                                            ------------------------------------
                                                 Paul D. Hamm
                                                 Acting Chief Executive Officer